UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608 )

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDDXX

Putnam Money Market Fund

Semiannual report 3|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	11

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	26

Financial statements	27

Shareholder meeting results	46

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in high-quality short-term money market instruments, the fund’s risk of losing principal is low. It typically invests in securities that are rated in the highest or second-highest categories of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” this fund can be an attractive choice.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money
market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

How the Fed influences interest rates The Federal Reserve (the Fed) controls U.S. monetary policy by influencing the demand for and supply of balances that depository institutions hold on reserve. The Fed exercises this influence primarily by setting the target for the federal funds rate, which is the interest rate that banks charge each other for overnight loans needed to maintain reserve levels. Changes in the federal funds rate trigger events that affect other short-term interest rates, such as money market rates, foreign exchange rates, and long-term interest rates.

The average yield on money market funds tends
to rise and fall with the federal funds rate.

4	5

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

How did Putnam Money Market Fund perform for the reporting period?

Joanne: The Federal Reserve Board’s [the Fed’s] decision to hold the benchmark federal funds rate at a 0% to 0.25% range since December 2008, a remarkable 15 months through the end of the reporting period, is unprecedented but necessary to stimulate economic growth and ease the financial crisis. In such a flat interest-rate environment, we continued to seek out the highest caliber money-market securities with a focus on diversification and competitive income without sacrificing quality. For the six months ended March 31, 2010, the fund’s class A shares had a total return of 0.02%, which was in line with the return for its Lipper Money Market Funds category. The fund’s 7-day yield stood at 0.06% on March 31, 2010, compared with 0.05% on September 30, 2009.

In January, the Securities and Exchange Commission [the SEC] approved reforms to better protect money market investors. How will these new regulations affect your management of the fund?

Jonathan: We believe that any steps that the government takes to protect and give investors greater comfort is positive for the money market industry as a whole. However, with the stricter maturity requirements, our ability to extend out on the yield curve to capture higher yields may be more limited.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 14.

Nevertheless, we believe the new rules should increase the resiliency of this asset class and provide greater peace of mind for money market investors.

To improve liquidity, the new rules require money market funds to hold at least 10% of assets in cash, U.S. Treasury securities, or securities that convert into cash or mature within one day. Money market funds must also comply with a weekly requirement of holding at least 30% of assets in the aforementioned securities that are convertible into cash within one week. These new rules will also reduce the overall WAM [weighted average maturity] to 60 days and create a new restriction, WAL [weighted average life], a measurement based on the final maturity, or put date, of securities in the portfolio. WAL will be limited to a maximum of 120 days. [For more information on the SEC regulations, see “In the News” on page 10.]

What was your strategy for finding income opportunities amid such record low interest rates?

Joanne: Typically, we would invest further out on the money market yield curve by purchasing fixed-rate paper with longer maturity horizons. However, we kept the portfolio’s WAM shorter than would be the case in a low-interest-rate environment, with a prospect of higher interest rates becoming more realistic. The portfolio’s shorter WAM is also a reflection of our efforts to begin to comply with the stricter maturity limits set by the new SEC regulations.

On March 31, 2010, the fund’s WAM was 47 days compared with 54 days at the end of the prior fiscal year period on September 30, 2009.

Could you describe some of the holdings that illustrate your investment strategy?

Joanne: The health of the financial markets has vastly improved, but we still remain vigilant about the creditworthiness of banking institutions, which are significant issuers of money-market-eligible securities. Our outlook for U.S. and foreign banks is constructive, as we expect the stabilization that began in 2009 to continue into 2010. Banks’ increased capital, leverage reduction, and, with government help, improved liquidity profiles are positive developments. In addition, regulatory changes in 2010 will move toward establishing new requirements for both quality and quantity of capital. Such significant regulatory intervention and reform, while potentially presenting a number of hurdles for bank credit, should on balance be positive over time.

Our expectation for a modest recovery means that unemployment and consumer lending losses are not likely to improve quickly. Thus, we expect a number of smaller banks will continue to struggle, and late cycle losses in commercial real estate will likely increase. With regional banks having greater exposure to commercial real estate and less earnings strength to absorb those losses, the separation between big banks and regional banks should continue in 2010. Given their effective management and strong liquidity and capital profile, Bank of America and JPMorgan are examples of U.S. bank issuers in the portfolio that we think will weather this transition well.

In international markets, asset quality issues differ from those in the United States but are more benign in nature. In our opinion, banks in Canada, Australia, and Sweden remain more resilient than those in Ireland, Spain, and the United Kingdom. Westpac Banking and Royal Bank of Canada exemplify our investment strategy abroad.

What is your outlook for the balance of 2010?

Jonathan: Just before the close of the reporting period, the Federal Reserve Bank

“We believe that any steps that the
government takes to protect and give
investors greater comfort is positive
for the money market industry as
a whole.”

Jonathan Topper

of New York [the New York Fed] announced the introduction of a program to increase its counterparties for conducting reverse repurchase agreement transactions [reverse repos]. The expansion is designed to increase the New York Fed’s ability to drain reserves beyond what could be conducted through its traditional counterparties, the primary dealers.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Allocations are represented as a percentage of portfolio value. These may be different from allocations shown elsewhere in the report due to what percentages are based upon at each representation. Holdings and allocations may vary over time.

IN THE NEWS

Earlier this year, the Securities and Exchange Commission adopted new rules to strengthen the regulatory requirements governing the $3 trillion money market industry. Designed to improve the resiliency of money market funds for investors, the rules add liquidity requirements, improve maturity and credit quality standards, enhance disclosure, and require regular “stress-testing” of the funds. Specific changes include requiring a 7-day liquidity for 30% of a money market’s portfolio, reducing the weighted average maturity of the fund from 90 days to 60 days, and the posting of monthly holdings (which Putnam already does for its funds). The new regulations began to be phased in on May 5, 2010.

As part of its traditional monetary policy operations, the Fed issues reverse repos to drain reserves from the financial system in anticipation of easing inflationary pressure. Thus, with the expanded reverse repo program, the Fed is prudently planning ahead for its prospective need to address inflationary pressure should economic activity accelerate. Conversely, the Fed issues repos to inject reserves into the financial system to foster economic growth, just as it did during the financial crisis and its aftermath.

We expect the U.S. economy to continue recovering during the balance of 2010, albeit at a more subdued pace compared with historical post-recession standards. As such, we think core inflation should stay very low in the coming months. Should further signs of growth or employment gains materialize later this year, the Fed may shift into a tightening mode and raise interest rates to head off inflationary pressures. For the near term, however, we will continue our search for competitive income in a very challenging interest-rate market.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/10

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average
(life of fund)	5.87%	5.36%	5.36%	5.36%	5.36%	5.72%	5.35%	5.62%

10 years	30.58	24.74	24.74	24.75	24.75	28.80	24.96	27.61
Annual average	2.70	2.24	2.24	2.24	2.24	2.56	2.25	2.47

5 years	15.83	13.47	11.47	13.47	13.47	15.10	13.46	14.61
Annual average	2.98	2.56	2.20	2.56	2.56	2.85	2.56	2.76

3 years	6.85	5.71	2.71	5.71	5.71	6.48	5.71	6.25
Annual average	2.23	1.87	0.90	1.87	1.87	2.11	1.87	2.04

1 year	0.12	0.04	–4.96	0.04	–0.96	0.08	0.04	0.06

6 months	0.02	0.02	–4.98	0.02	–0.98	0.02	0.02	0.02

Current yield (end of period)*	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Current 7-day yield
(with expense limitation)	0.06%	0.06%	—	0.06%	—	0.06%	0.06%	0.06%

Current 7-day yield
(without expense limitation)	–0.23	–0.73	—	–0.73	—	–0.38	–0.73	–0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Comparative Lipper returns For periods ended 3/31/10

Lipper Money Market Funds
category average*

Annual average (life of fund)	5.97%

10 years	26.15
Annual average	2.35

5 years	13.63
Annual average	2.59

3 years	5.71
Annual average	1.87

1 year	0.07

6 months	0.02

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 296, 293, 280, 257, 204, and 16 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/10

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.000234	$0.000234	$0.000234	$0.000234	$0.000234	$0.000234

Capital gains	—	—	—	—	—	—

Total	$0.000234	$0.000234	$0.000234	$0.000234	$0.000234	$0.000234

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.57%	1.07%	1.07%	0.72%	1.07%	0.82%

Annualized expense ratio for the six-month period
ended 3/31/10	0.40%	0.65%	0.65%	0.47%	0.65%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2009, to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.99	$3.24	$3.24	$2.34	$3.24	$2.59

Ending value (after expenses)	$1,000.20	$1,000.20	$1,000.20	$1,000.20	$1,000.20	$1,000.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2010, use the following calculation method. To find the value of your investment on October 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$2.02	$3.28	$3.28	$2.37	$3.28	$2.62

Ending value (after expenses)	$1,022.94	$1,021.69	$1,021.69	$1,022.59	$1,021.69	$1,022.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s  management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 59th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	11th

Three-year period	9th

Five-year period	10th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 320, 297 and 279 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds). In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The following table shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Money Market Fund	0.302%	0.308%	(0.006)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, and net investment income ratios in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

U.S. GOVERNMENT		Maturity	Principal
AGENCY OBLIGATIONS (24.4%)*	Yield (%)	date	amount	Value

Bank of America Corp. FDIC guaranteed notes
FRN, Ser. BKNT	0.287	9/13/10	$28,000,000	$28,000,000

Citibank, N.A. FDIC guaranteed notes FRN	0.339	9/30/10	19,924,000	19,924,000

Citigroup Funding, Inc. FDIC guaranteed
sr. notes FRN, MTN, Ser. D	0.349	7/30/10	31,000,000	31,000,000

Fannie Mae	0.235	9/1/10	25,300,000	25,274,732

Fannie Mae	0.230	8/25/10	10,000,000	9,990,672

Fannie Mae	0.215	7/12/10	3,300,000	3,297,990

Fannie Mae sr. unsec. notes k	4.125	5/15/10	16,855,000	16,926,074

Fannie Mae unsec. notes FRN	0.141	7/13/10	40,000,000	39,998,645

Federal Farm Credit Bank FRB	0.420	8/10/10	15,800,000	15,800,000

Federal Farm Credit Bank FRB, Ser. 2	0.387	4/27/10	27,800,000	27,799,765

Federal Farm Credit Bank FRB, Ser. 1	0.257	2/28/11	23,000,000	23,000,000

Federal Farm Credit Bank FRB	0.246	11/26/10	24,000,000	24,000,000

Federal Home Loan Bank unsec. bonds k	1.150	4/16/10	22,000,000	22,001,248

Federal Home Loan Bank unsec. bonds k	0.950	4/1/10	31,350,000	31,350,000

Federal Home Loan Bank unsec. bonds k	0.550	6/10/10	24,000,000	23,997,370

Federal Home Loan Bank unsec. bonds, Ser. 1 k	0.800	4/30/10	20,650,000	20,650,000

Federal Home Loan Bank unsec. bonds FRB, Ser. 1	0.280	7/9/10	28,000,000	28,000,000

Federal Home Loan Bank unsec. bonds FRB, Ser. 2	0.101	11/19/10	24,300,000	24,296,908

Federal Home Loan Bank unsec. bonds FRB, Ser. 1	0.059	11/8/10	20,000,000	20,000,000

Freddie Mac	0.300	9/20/10	17,420,000	17,395,031

Freddie Mac	0.240	9/15/10	23,000,000	22,974,393

Freddie Mac Ser. RB	0.245	9/7/10	58,000,000	57,936,775

Freddie Mac unsec. notes FRN	0.252	9/24/10	24,600,000	24,597,634

Freddie Mac unsec. notes FRN	0.232	8/24/10	12,000,000	12,000,000

Freddie Mac unsec. notes FRN	0.151	7/14/10	31,000,000	31,000,000

Total U.S. government agency obligations (cost $601,211,237)				$601,211,237

ASSET-BACKED		Maturity	Principal
COMMERCIAL PAPER (19.1%)*	Yield (%)	date	amount	Value

Atlantic Asset Securitization Corp.	0.240	5/21/10	$22,000,000	$21,992,667

Barton Capital Corp.	0.250	6/1/10	10,094,000	10,089,724

Citibank Credit Card Issuance Trust	0.210	4/13/10	9,000,000	8,999,370

Citibank Credit Card Issuance Trust	0.200	4/7/10	16,000,000	15,999,467

Fairway Finance, LLC	0.260	6/16/10	19,142,000	19,131,493

Gotham Funding Corp.	0.240	4/26/10	24,000,000	23,996,000

Gotham Funding Corp.	0.180	4/1/10	25,000,000	25,000,000

Govco Incorporated	0.200	5/17/10	18,000,000	17,995,400

Manhattan Asset Funding Co., LLC	0.210	4/19/10	16,000,000	15,998,320

Manhattan Asset Funding Co., LLC	0.200	4/15/10	18,000,000	17,998,600

Park Avenue Receivables	0.200	5/24/10	25,000,000	24,992,639

Royal Park Investments Funding Corp. (Belgium)	0.290	7/7/10	10,000,000	9,992,186

Royal Park Investments Funding Corp. (Belgium)	0.250	6/1/10	21,700,000	21,690,808

Royal Park Investments Funding Corp. (Belgium)	0.220	4/7/10	15,000,000	14,999,450

Royal Park Investments Funding Corp. (Belgium)	0.210	4/12/10	3,400,000	3,399,782

ASSET-BACKED		Maturity	Principal
COMMERCIAL PAPER (19.1%)* cont.	Yield (%)	date	amount	Value

Sheffield Receivables	0.270	8/11/10	$26,000,000	$25,974,260

Sheffield Receivables	0.200	5/13/10	15,400,000	15,396,407

Starbird Funding Corp.	0.233	6/7/10	22,000,000	21,990,583

Starbird Funding Corp.	0.210	5/21/10	12,500,000	12,496,354

Victory Receivables Corp.	0.220	4/14/10	31,000,000	30,997,537

Windmill Funding Corp.	0.330	7/19/10	16,500,000	16,483,514

Windmill Funding Corp.	0.300	7/6/10	23,000,000	22,981,600

Windmill Funding Corp.	0.270	7/7/10	11,500,000	11,491,634

Working Capital Management Co.	0.250	4/8/10	13,000,000	12,999,368

Working Capital Management Co. 144A	0.200	4/1/10	24,500,000	24,500,000

Yorktown Capital, LLC	0.230	4/21/10	25,000,000	24,996,806

Total asset-backed commercial paper (cost $472,583,969)				$472,583,969

COMMERCIAL PAPER (16.5%)*		Maturity	Principal
	Yield (%)	date	amount	Value

American Honda Finance Corp.	0.190	4/21/10	$15,000,000	$14,998,417

Australia & New Zealand Banking Group, Ltd. 144A
FRN (Australia)	0.295	11/23/10	30,000,000	30,000,000

Banco Bilbao Vizcaya Argentaria SA/London (Spain)	0.331	5/20/10	30,500,000	30,486,300

Banco Bilbao Vizcaya Argentaria SA/London (Spain)	0.310	7/16/10	23,000,000	22,979,006

BPCE SA (France)	0.260	6/9/10	18,000,000	17,991,030

Danske Corp.	0.220	4/20/10	21,700,000	21,697,480

DnB NOR Bank ASA 144A FRN (Norway)	0.318	3/1/11	24,300,000	24,300,000

HSBC USA, Inc.	0.240	4/9/10	23,400,000	23,398,752

International Bank for Reconstruction &
Development (Supra-Nation)	0.250	7/1/10	4,000,000	3,997,472

International Bank for Reconstruction &
Development (Supra-Nation)	0.200	6/1/10	18,865,000	18,858,607

Intesa Funding, LLC	0.300	6/8/10	28,500,000	28,483,850

MetLife Short Term Funding, LLC	0.230	5/17/10	22,480,000	22,473,393

MetLife Short Term Funding, LLC	0.230	5/3/10	21,000,000	20,995,707

MetLife Short Term Funding, LLC	0.230	4/12/10	6,320,000	6,319,556

Nationwide Building Society (United Kingdom)	0.401	4/5/10	22,000,000	21,999,022

Nationwide Building Society (United Kingdom)	0.280	4/26/10	26,500,000	26,494,847

Natixis Commercial Paper Corp.	0.260	5/18/10	33,000,000	32,988,798

Societe de Prise de Participation de L’Etat (France)	0.240	5/24/10	20,500,000	20,492,757

Societe de Prise de Participation de L’Etat (France)	0.195	5/12/10	17,200,000	17,196,180

Total commercial paper (cost $406,151,174)				$406,151,174

CERTIFICATES OF DEPOSIT (16.4%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Barclays Bank PLC/NY (United Kingdom)	0.440	4/22/10	$31,600,000	$31,600,000

BNP Paribas/New York, NY (France)	0.3 00	8/16/10	31,600,000	31,600,000

BNP Paribas/New York, NY (France)	0.240	5/13/10	20,400,000	20,400,000

Commonwealth Bank of Australia (Australia)	0.330	6/29/10	11,000,000	11,000,136

Credit Agricole Corporate and Investment Bank/
New York FRN	0.390	7/2/10	27,800,000	27,806,570

CERTIFICATES OF DEPOSIT (16.4%)* cont.	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Credit Agricole Corporate and Investment Bank/
New York FRN	0.260	4/20/10	$27,500,000	$27,500,000

DnB NOR Bank ASA/New York FRN (Norway)	0.301	10/19/10	26,000,000	26,000,000

ING Bank NV/London (United Kingdom)	0.300	4/6/10	18,000,000	18,000,000

ING Bank NV/London (United Kingdom)	0.280	7/8/10	33,300,000	33,300,000

Lloyds TSB Bank PLC/New York, NY FRN	0.228	5/6/11	15,500,000	15,500,000

Rabobank Nederland NV/NY	0.300	9/10/10	20,500,000	20,500,000

Rabobank Nederland NV/NY FRN	0.250	5/4/10	20,000,000	20,001,026

Royal Bank of Canada/New York, NY FRN	0.228	11/4/10	25,450,000	25,450,000

Societe Generale/London (France)	0.260	4/30/10	25,900,000	25,900,000

Toronto Dominion Bank/NY FRN	0.247	10/29/10	26,215,000	26,215,000

Toronto Dominion Bank/NY FRN	0.228	2/4/11	25,700,000	25,700,000

Westpac Banking Corp./NY FRN	0.300	10/21/10	19,000,000	19,000,000

Total certificates of deposit (cost $405,472,732)				$405,472,732

CORPORATE BONDS AND NOTES (13.1%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Bank of America, N.A. sr. notes FRN, Ser. BKNT	0.347	1/27/11	$35,000,000	$35,000,000

Bank of America, N.A. sr. unsec. notes FRN,
Ser. BKN1	0.850	5/12/10	16,000,000	16,010,251

BP Capital Markets PLC company guaranty unsec.
notes FRN (United Kingdom) M	0.386	12/10/12	15,515,000	15,515,000

Commonwealth Bank of Australia unsec. sub. notes,
Ser. A (Australia)	8.500	6/1/10	15,000,000	15,200,484

Commonwealth Bank of Australia 144A sr. unsec.
notes FRN (Australia) M	0.249	8/27/14	25,400,000	25,400,000

General Electric Capital Corp. sr. unsec.
notes FRN, GMTN, Ser. A	0.310	5/10/10	3,500,000	3,500,203

JPMorgan Chase & Co. sr. unsec. notes FRN, MTN,
Ser. C	0.602	9/24/10	23,000,000	23,032,003

JPMorgan Chase Bank, N.A. sr. notes FRN, Ser. 1 M	0.240	12/21/14	30,800,000	30,800,000

National Australia Bank, Ltd. 144A sr. unsec.
notes FRN (Australia)	0.277	1/27/11	26,000,000	26,000,000

Nordea Bank AB 144A FRN (Sweden) M	0.280	3/17/16	26,100,000	26,100,000

Procter & Gamble International Funding SCA company
guaranty unsec. unsub. bonds FRB (Luxembourg)	0.259	5/7/10	7,300,000	7,300,000

Rabobank Nederland NV 144A FRN (Netherlands) M	0.250	8/16/14	12,000,000	12,000,000

Royal Bank of Canada 144A sr. unsec. notes FRN
(Canada) M	0.650	5/15/14	27,375,000	27,375,000

Svenska Handelsbanken AB 144A FRN (Sweden) M	0.281	2/15/16	27,000,000	27,000,000

Westpac Banking Corp. sr. unsec. notes FRN
(Australia) M	0.249	8/27/15	18,000,000	18,000,000

Westpac Banking Corp. 144A sr. unsec. notes FRN
(Australia) M	0.278	2/4/16	16,000,000	16,000,000

Total corporate bonds and notes (cost $324,232,941)				$324,232,941

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (5.7%)*	Yield (%)	date	Rating**	amount	Value

Colorado (0.9%)
Colorado Housing & Finance
Authority VRDN
Ser. AA-1, Class I M	0.230	5/1/41	VMIG1	$17,045,000	$17,045,000
(Single Family), Ser. C-2, Class I M	0.230	11/1/35	VMIG1	5,130,000	5,130,000

					22,175,000
Indiana (0.4%)
Indiana State Finance Authority
VRDN, Ser. A-2 M	0.290	2/1/37	VMIG1	10,200,000	10,200,000

					10,200,000
Maryland (0.9%)
Johns Hopkins University
Commercial Paper
Ser. C	0.250	7/21/10	P-1	12,500,000	12,500,000
Ser. A	0.240	6/11/10	P-1	10,611,000	10,611,000

					23,111,000
Massachusetts (2.0%)
Massachusetts Health & Educational
Facilities Authority Commercial Paper
(Harvard University)
Ser. EE	0.320	6/15/10	P-1	10,000,000	10,000,000
Ser. EE	0.250	8/12/10	P-1	8,000,000	8,000,000
Ser. EE	0.210	5/25/10	P-1	32,000,000	32,000,000

					50,000,000
Texas (1.5%)
Tarrant County, Cultural Education
Facilities Finance Corp. VRDN
(Texas Health Resources), Ser. D M	0.280	11/15/19	VMIG1	10,000,000	10,000,000

University of Texas System Board of
Regents Revenue Financing System
Commercial Paper (University of Texas
Investment Management Company),
Ser. A	0.200	6/2/10	P-1	26,000,000	26,000,000

					36,000,000
Total municipal bonds and notes (cost $141,486,000)					$141,486,000

REPURCHASE AGREEMENTS (3.9%)*	Principal amount	Value

Interest in $113,000,000 joint tri-party repurchase agreement dated
March 31, 2010 with Deutsche Bank Securities, Inc. due April 1, 2010 —
maturity value of $51,000,453 for an effective yield of 0.32%
(collateralized by various corporate bonds and notes with coupon rates ranging from 3.75% to 9.00% and due dates ranging from
March 1, 2011 to December 25, 2056, valued at $118,650,000)	$51,000,000	$51,000,000

Interest in $80,000,000 joint tri-party repurchase agreement dated
March 31, 2010 with JPMorgan Securities, Inc. due April 1, 2010 —
maturity value of $45,000,338 for an effective yield of 0.27%
(collateralized by various corporate bonds and notes with coupon rates ranging from 1.22% to 2.63% and due dates ranging from
December 1, 2010 to June 22, 2012, valued at $81,601,974)	45,000,000	45,000,000

Total repurchase agreements (cost $96,000,000)		$96,000,000

SHORT-TERM INVESTMENT FUND. (2.4%)*	SharesShares	Value

Putnam Money Market Liquidity Fund e	58,584,152	$58,584,152

Total short-term investment fund (cost $58,584,152)		$58,584,152

U.S. TREASURY OBLIGATIONS (1.5%)*	Principal amount	Value

U.S. Treasury Bills with an effective yield of 0.20%, August 26, 2010	$36,100,000	$36,070,518

Total U.S. treasury obligations (cost $36,070,518)		$36,070,518

TOTAL INVESTMENTS

Total investments (cost $2,541,792,723)		$2,541,792,723

Key to holding’s abbreviations
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes

* Percentages indicated are based on net assets of $2,467,932,580.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at March 31, 2010 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2010. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at March 31, 2010 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

k The rates shown are the current interest rates at March 31, 2010.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN and VRDN are the current interest rates at March 31, 2010.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2010 (as a percentage of Portfolio Value):

United States	72.4%	Belgium	2.0%

United Kingdom	5.8	Canada	1.1

Australia	5.6	Supra-Nation	0.9

France	5.2	Netherlands	0.5

Spain	2.1	Luxembourg	0.3

Sweden	2.1	Total	100.00%

Norway	2.0

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$472,583,969	$—

Certificates of deposit	—	405,472,732	—

Commercial paper	—	406,151,174	—

Corporate bonds and notes	—	324,232,941	—

Municipal bonds and notes	—	141,486,000	—

Repurchase agreements	—	96,000,000	—

Short-term investment fund	58,584,152	—	—

U.S. Government agency obligations	—	601,211,237	—

U.S. treasury obligations	—	36,070,518	—

Totals by level	$58,584,152	$2,483,208,571	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$2,483,208,571
Affiliated issuers (identified cost $58,584,152) (Note 5)	58,584,152

Cash	10,575

Interest and other receivables	1,472,560

Receivable for shares of the fund sold	3,497,458

Total assets	2,546,773,316

LIABILITIES

Distributions payable to shareholders	10,824

Payable for investments purchased	53,465,550

Payable for shares of the fund repurchased	24,319,637

Payable for compensation of Manager (Note 2)	13,170

Payable for investor servicing fees (Note 2)	355,640

Payable for custodian fees (Note 2)	12,711

Payable for Trustee compensation and expenses (Note 2)	320,734

Payable for administrative services (Note 2)	9,119

Other accrued expenses	333,351

Total liabilities	78,840,736

Net assets	$2,467,932,580

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,468,775,805

Undistributed net investment income (Note 1)	13,869

Accumulated net realized loss on investments (Note 1)	(857,094)

Total — Representing net assets applicable to capital shares outstanding	$2,467,932,580

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($2,298,107,043 divided by 2,300,550,658 shares)	$1.00

Net asset value and offering price per class B share ($50,843,194 divided by 50,896,794 shares)*	$1.00

Net asset value and offering price per class C share ($25,736,009 divided by 25,763,136 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($48,034,538 divided by 48,085,129 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($13,251,226 divided by 13,265,170 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($31,960,570 divided by 31,994,248 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $53,356 from investments
in affiliated issuers) (Note 5)	$4,413,757

EXPENSES

Compensation of Manager (Note 2)	3,890,434

Investor servicing fees (Note 2)	2,271,623

Custodian fees (Note 2)	14,958

Trustee compensation and expenses (Note 2)	88,784

Administrative services (Note 2)	71,342

Distribution fees — Class B (Note 2)	142,291

Distribution fees — Class C (Note 2)	63,549

Distribution fees — Class M (Note 2)	34,205

Distribution fees — Class R (Note 2)	32,851

Distribution fees — Class T (Note 2)	43,645

Other	535,735

Fees waived and reimbursed by Manager (Note 2)	(2,037,598)

Total expenses	5,151,819

Expense reduction (Note 2)	(5,450)

Net expenses	5,146,369

Net investment loss	(732,612)

Net realized gain on investments (Notes 1 and 3)	3,114

Net gain on investments	3,114

Net decrease in net assets resulting from operations	$(729,498)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income (loss)	$(732,612)	$29,436,826

Net realized gain (loss) on investments	3,114	(280,125)

Net increase (decrease) in net assets resulting from operations	(729,498)	29,156,701

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(562,056)	(26,614,166)

Class B	(13,304)	(580,718)

Class C	(5,982)	(184,586)

Class M	(10,752)	(399,823)

Class R	(3,092)	(38,069)

Class T	(8,189)	(146,542)

Decrease from capital share transactions (Note 4)	(204,751,741)	(748,755,449)

Total decrease in net assets	(206,084,614)	(747,562,652)

NET ASSETS

Beginning of period	2,674,017,194	3,421,579,846

End of period (including undistributed net investment income
of $13,869 and $1,349,856, respectively)	$2,467,932,580	$2,674,017,194

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
	Net asset value,		Net realized	Total from					Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	From return	Total	Net asset value,	at net asset	end of period	to average	to average
Period ended	of period	income (loss)	investments	operations	investment income	of capital	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)

Class A
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$2,298,107	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [d,e]	.98 [d,e]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [e]	3.28 [e]
September 30, 2007	1.00	.0486 [f]	— [c]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996	.54 [e]	4.84 [e,f]
September 30, 2006	1.00	.0425 [g]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [e,g]	4.26 [e,g]
September 30, 2005	1.00	.0226	—	.0226	(.0226)	—	(.0226)	1.00	2.29	3,087,756	.53 [e]	2.21 [e]

Class B
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$50,843	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [d,e]	.68 [d,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [e]	2.83 [e]
September 30, 2007	1.00	.0436 [f]	— [c]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [e,g]	3.70 [e,g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	290,268	1.03 [e]	1.63 [e]

Class C
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$25,736	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [d,e]	.62 [d,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [e]	2.66 [e]
September 30, 2007	1.00	.0436 [f]	— [c]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04 [e]	4.34 [e,f]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [e,g]	3.71 [e,g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	33,259	1.03 [e]	1.64 [e]

Class M
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$48,035	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [d,e]	.83 [d,e]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [e]	3.07 [e]
September 30, 2007	1.00	.0471 [f]	— [c]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641	.69 [e]	4.69 [e,f]
September 30, 2006	1.00	.0410 [g]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [e,g]	4.11 [e,g]
September 30, 2005	1.00	.0211	—	.0211	(.0211)	—	(.0211)	1.00	2.13	44,682	.68 [e]	2.05 [e]

Class R
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$13,251	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [d,e]	.43 [d,e]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [e]	2.54 [e]
September 30, 2007	1.00	.0436 [f]	— [c]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04 [e]	4.32 [e,f]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [e,g]	4.22 [e,g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	1,687	1.03 [e]	1.99 [e]

Class T
March 31, 2010 **	$1.00	(.0003)	— [c]	(.0003)	(.0002)	—	(.0002)	$1.00	.02 *	$31,961	.20 *[d]	(.03) *[d]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [d,e]	.64 [d,e]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [e]	2.93 [e]
September 30, 2007	1.00	.0461 [f]	— [c]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743	.79 [e]	4.59 [e,f]
September 30, 2006	1.00	.0400 [g]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [e,g]	3.77 [e,g]
September 30, 2005	1.00	.0201	—	.0201	(.0201)	—	(.0201)	1.00	2.03	180,132	.78 [e]	2.02 [e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.0001 per share.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	March 31, 2010	September 30, 2009

Class A	0.07%	0.02%

Class B	0.32	0.17

Class C	0.32	0.19

Class M	0.14	0.05

Class R	0.32	0.24

Class T	0.19	0.09

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

f Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Money Market Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $860,208 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 39,633	September 30, 2016

820,575	September 30, 2017

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.440% of the first $5 billion, 0.390% of the next $5 billion, 0.340% of the next $10 billion, 0.290% of the next $10 billion, 0.240% of the next $50 billion, 0.220% of the next $50 billion, 0.210% of the next $100 billion, and 0.205% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.500% of the first $100 million of average net assets, 0.400% of the next $100 million, 0.350% of the next $300 million, 0.325% of the next $500 million, 0.300% of the next $500 million, 0.275% of the next $2.5 billion, 0.250% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.190% of the next $5 billion and 0.180% thereafter.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the period ended March 31, 2010, Putnam Management waived $2,037,598 as a result of this waiver. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	142,291

Class C	63,549

Class M	34,205

Class R	32,851

Class T	43,645

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended March 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2010, the fund’s expenses were reduced by $5,450 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,876, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00% , 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $74,799 and $787, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2010, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $16,377,008,906 and $16,507,099,439, respectively.

Note 4: Capital shares

At March 31, 2010, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Six months ended 3/31/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	707,382,602	$707,382,602	1,548,989,931	$1,548,989,931

Shares issued in connection with
reinvestment of distributions	538,729	538,729	25,737,951	25,737,951

	707,921,331	707,921,331	1,574,727,882	1,574,727,882

Shares repurchased	(890,839,011)	(890,839,011)	(2,017,039,199)	(2,017,039,199)

Redemptions in kind	—	—	(289,226,399)	(289,226,399)

Net decrease	(182,917,680)	$(182,917,680)	(731,537,716)	$(731,537,716)

	Six months ended 3/31/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	14,230,109	$14,230,109	78,988,071	$78,988,071

Shares issued in connection with
reinvestment of distributions	11,745	11,745	529,932	529,932

	14,241,854	14,241,854	79,518,003	79,518,003

Shares repurchased	(29,395,678)	(29,395,678)	(112,783,396)	(112,783,396)

Net decrease	(15,153,824)	$(15,153,824)	(33,265,393)	$(33,265,393)

	Six months ended 3/31/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	9,866,135	$9,866,135	33,660,858	$33,660,858

Shares issued in connection with
reinvestment of distributions	5,493	5,493	166,445	166,445

	9,871,628	9,871,628	33,827,303	33,827,303

Shares repurchased	(11,878,936)	(11,878,936)	(36,688,576)	(36,688,576)

Net decrease	(2,007,308)	$(2,007,308)	(2,861,273)	$(2,861,273)

	Six months ended 3/31/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	20,604,068	$20,604,068	40,769,859	$40,769,859

Shares issued in connection with
reinvestment of distributions	10,291	10,291	383,588	383,588

	20,614,359	20,614,359	41,153,447	41,153,447

Shares repurchased	(18,844,427)	(18,844,427)	(48,327,697)	(48,327,697)

Net increase (decrease)	1,769,932	$1,769,932	(7,174,250)	$(7,174,250)

	Six months ended 3/31/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	10,054,723	$10,054,723	20,257,510	$20,257,510

Shares issued in connection with
reinvestment of distributions	3,045	3,045	37,844	37,844

	10,057,768	10,057,768	20,295,354	20,295,354

Shares repurchased	(9,387,830)	(9,387,830)	(13,267,931)	(13,267,931)

Net increase	669,938	$669,938	7,027,423	$7,027,423

	Six months ended 3/31/10		Year ended 9/30/09

Class T	Shares	Amount	Shares	Amount

Shares sold	9,299,500	$9,299,500	31,455,749	$31,455,749

Shares issued in connection with
reinvestment of distributions	8,102	8,102	145,565	145,565

	9,307,602	9,307,602	31,601,314	31,601,314

Shares repurchased	(16,420,401)	(16,420,401)	(12,545,554)	(12,545,554)

Net increase (decrease)	(7,112,799)	$(7,112,799)	19,055,760	$19,055,760

At March 31, 2010, a shareholder of record owned 5.75% of the outstanding shares of the fund.

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $53,356 for the period ended March 31, 2010. During the period ended March 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $995,510,693 and $995,769,978, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,749,671,854	63,366,394

Jameson A. Baxter	1,754,099,168	58,939,080

Charles B. Curtis	1,753,086,964	59,951,284

Robert J. Darretta	1,753,954,421	59,083,827

Myra R. Drucker	1,750,766,406	62,271,842

John A. Hill	1,752,688,374	60,349,874

Paul L. Joskow	1,754,423,858	58,614,390

Elizabeth T. Kennan	1,752,632,892	60,405,356

Kenneth R. Leibler	1,750,948,434	62,089,814

Robert E. Patterson	1,753,040,791	59,997,457

George Putnam, III	1,754,711,436	58,326,812

Robert L. Reynolds	1,753,289,644	59,748,604

W. Thomas Stephens	1,753,895,969	59,142,279

Richard B. Worley	1,749,363,234	63,675,014

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,501,536,235	34,526,738	31,067,412	245,907,863

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,505,901,435	34,126,662	27,102,288	245,907,863

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square	Richard B. Worley
Boston, MA 02109		Robert R. Leveille
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Compliance Officer
Putnam Investments Limited	President
57–59 St James’s Street		Mark C. Trenchard
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Marketing Services	Principal Executive
Putnam Retail Management	Officer, Treasurer and	Judith Cohen
One Post Office Square	Compliance Liaison	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Charles E. Porter
Custodian	Senior Advisor to the Trustees	Wanda M. McManus
State Street Bank and		Vice President, Senior Associate
Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant
	Janet C. Smith	Clerk, Assistant Treasurer
Trustees	Vice President, Principal	and Proxy Manager
John A. Hill, Chairman	Accounting Officer and
Jameson A. Baxter,	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
Vice President

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA039 261079 5/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010